Mason Street Funds, Inc.

Supplement dated April 3, 2006 to

Prospectus dated July 22, 2005

Class A, B and C Shares of:

Small Cap Growth Stock Fund	Growth Stock Fund
Aggressive Growth Stock Fund	Select Bond Fund
Large Cap Core Stock Fund	Index 500 Stock Fund
High Yield Bond Fund	Asset Allocation Fund
International Equity Fund	Index 400 Stock Fund
Municipal Bond Fund

CONSUMMATION OF THE REORGANIZATIONS

The shareholders of the Mason Street Funds, Inc. (the “Fund” or “Funds”) approved the reorganization of each Fund into existing and newly created American Century Funds and a Federated Fund at special meetings of the shareholders held in March. The reorganization of the Mason Street Index 400 Stock Fund into the Federated Mid-Cap Index Fund was completed as of the close business on March 24, 2006, and the reorganization of the remaining Funds into their respective American Century acquiring funds was completed as of the close of business on March 31, 2006.

Questions regarding the reorganizations should be directed to the Mason Street Funds at 1-888-627-6678. Questions regarding the Federated Mid-Cap Index Fund should be directed to the Federated Funds at 1-800-341-7400 or to 1-800-378-4998 for questions regarding the American Century Funds.

Thank you for your investment in the Mason Street Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE